UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2021

Starbucks Corporation

(Exact name of registrant as specified in its charter)

Washington	0-20322	91-1325671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Utah Avenue South, Seattle, Washington 98134

(Address of principal executive offices) (Zip Code)

(206) 447-1575

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SBUX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Selection 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective March 17, 2021, in connection with Myron E. Ullman, III’s retirement from the Board of Directors (the “Board”) and pursuant to Mellody Hobson’s appointment to serve as the chair of the Board, the Board of Starbucks Corporation (the “Company” or “Starbucks”) has amended the Amended and Restated Bylaws (the “Bylaws”) to remove references to the vice chair role.

The foregoing summary description is qualified in its entirety by reference to the full text of the Bylaws, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2021 Annual Meeting of Shareholders held on March 17, 2021, the Company’s shareholders elected the 11 directors nominated by the Board to serve until the 2022 Annual Meeting of Shareholders and until their successors are elected and qualified; shareholders did not approve the advisory resolution to approve executive compensation; the shareholders approved the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 3, 2021; and the shareholders did not approve a shareholder proposal regarding non-management employee board representation. The proposals are further described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on January 22, 2021.

The table below sets forth the number of votes cast for and against, and the number of abstentions and broker non-votes, for each matter voted upon by the Company’s shareholders.

Election of Directors

	For	Against	Abstain	Broker Non-Votes
Richard E. Allison, Jr.	779,665,409	29,860,896	1,800,676	166,680,614
Andrew Campion	806,757,205	2,533,004	2,036,772	166,680,614
Mary N. Dillon	746,430,103	63,060,818	1,836,060	166,680,614
Isabel Ge Mahe	806,074,965	3,612,745	1,639,271	166,680,614
Mellody Hobson	772,628,902	36,845,695	1,852,384	166,680,614
Kevin R. Johnson	806,398,714	3,249,264	1,679,003	166,680,614
Jørgen Vig Knudstorp	799,824,081	9,475,016	2,027,884	166,680,614
Satya Nadella	779,597,160	30,044,051	1,685,770	166,680,614
Joshua Cooper Ramo	803,219,836	6,073,189	2,033,956	166,680,614
Clara Shih	778,911,466	30,765,899	1,649,616	166,680,614
Javier G. Teruel	756,919,366	52,366,360	2,041,255	166,680,614

Advisory Resolution on Executive Compensation

For	Against	Abstain	Broker Non-Votes
381,463,037	421,751,473	8,112,471	166,680,614

Ratification of the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for fiscal 2021

For	Against	Abstain
943,030,923	32,897,479	2,079,193

Shareholder proposal regarding employee board representation

For	Against	Abstain	Broker Non-Votes
57,481,280	742,755,180	11,090,521	166,680,614

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Starbucks Corporation (As amended and restated through March 17, 2021)

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARBUCKS CORPORATION

Dated: March 19, 2021

	By:	/s/ Rachel A. Gonzalez
Rachel A. Gonzalez
executive vice president, general counsel